SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. [ ])


Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant  [   ]

Check the Appropriate Box:
[     ]  Preliminary Proxy Statement
[     ]  Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[  X  ]  Definitive Proxy Statement
[     ]  Definitive Additional Materials
[     ]  Soliciting Material Under Rule 14a-12

                                NSD Bancorp, Inc.
                 ---------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                 ---------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[  X  ]  No fee required
[     ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         and 0-11.
         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

[     ]  Fee paid previously with preliminary materials:

[     ]  Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                                NSD BANCORP, INC.





                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                       AND

                                 PROXY STATEMENT

                                      2004







                               www.nsdbancorp.com
                               ------------------

                                 PROXY STATEMENT
                Dated and to be mailed on or about March 30, 2004


                                NSD BANCORP, INC.
                               5004 McKnight Road
                         Pittsburgh, Pennsylvania 15237
                                 (412) 231-6900



                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 27, 2004


                                TABLE OF CONTENTS
                                                                                              PAGE
Notice of Annual Meeting OF SHAREHOLDERS
PROXY STATEMENT.................................................................................1
GOVERNANCE OF THE COMPANY.......................................................................2
ELECTION OF DIRECTORS...........................................................................4
SHARE OWNERSHIP ................................................................................6
COMPENSATION AND PLAN INFORMATION...............................................................8
PERSONNEL COMMITTEE AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION................11

REPORT OF THE AUDIT COMMITTEE..................................................................12
SHAREHOLDER RETURN PERFORMANCE GRAPH...........................................................14
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE........................................15
CHANGE IN ACCOUNTANTS..........................................................................15

PROPOSAL TO ADOPT THE 2004 OMNIBUS STOCK INCENTIVE PLAN........................................15
RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS..........................21
ADDITIONAL INFORMATION.........................................................................21
OTHER MATTERS..................................................................................21
CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER...................................Exhibit A
AUDIT COMMITTEE CHARTER.................................................................Exhibit B
2004 OMNIBUS STOCK INCENTIVE PLAN.......................................................Exhibit C

                                NSD BANCORP, INC.
                               5004 MCKNIGHT ROAD
                         PITTSBURGH, PENNSYLVANIA 15237
                                 (412) 231-6900




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 27, 2004


TO THE SHAREHOLDERS OF NSD BANCORP, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of NSD Bancorp, Inc. will be held in the Ballroom of the Holiday Inn, 4859 McKnight Road, Pittsburgh, Pennsylvania, on April 27, 2004, at 3:00 p.m. prevailing time, for the following purposes:

     (1) To elect five persons to the Board of Directors of the corporation, to hold office for a two-year term and until their successors are duly elected and qualified;

     (2) To approve and adopt the NSD Bancorp, Inc. 2004 Omnibus Stock Incentive Plan;

     (3) To ratify the selection of S. R. Snodgrass, A.C., Certified Public Accountants, as independent certified public auditors for the year ending December 31, 2004; and

     (4) To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

         Only those shareholders of record, at the close of business on March 16, 2004, are entitled to notice of and to vote at the meeting.

         Please promptly sign the enclosed proxy and return it in the enclosed postage paid envelope. We cordially invite you to attend the meeting. Your proxy is revocable, and you may withdraw it at any time prior to it being voted. You may deliver notice of revocation or deliver a later dated proxy to the Secretary of the corporation before the vote at the meeting.

         We enclose, among other things, a copy of the 2003 Annual Report of NSD Bancorp, Inc.

                               BY ORDER OF THE BOARD OF DIRECTORS

                               /s/ Gloria J. Bush

                               Gloria J. Bush
                               Secretary


Pittsburgh, Pennsylvania
March 30, 2004

                             YOUR VOTE IS IMPORTANT.
             PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD.

                                 PROXY STATEMENT

Introduction

         This proxy statement is furnished in connection with the solicitation of proxies by NSD Bancorp, Inc., on behalf of the Board of Directors, for the 2004 Annual Meeting of Shareholders. This proxy statement, the related proxy form and reservation card are being distributed on or about March 30, 2004.

         NSD Bancorp, Inc. will bear the expense of soliciting proxies. In addition, to the use of the mail, directors, officers and employees of the corporation and its subsidiaries may, without additional compensation, solicit proxies.

          The annual meeting of shareholders will be held on Tuesday, April 27, 2004, at 3:00 p.m. in the Ballroom of the Holiday Inn, 4859 McKnight Road, Pittsburgh, Pennsylvania. Shareholders of record at the close of business on March 16, 2004, are entitled to vote at the meeting.

          At the annual meeting, shareholders will vote to:

          o Elect five First Class directors to each serve for a two-year term;
          o Approve and adopt the NSD Bancorp, Inc. 2004 Omnibus Stock Incentive Plan;
          o Ratify the selection of S.R. Snodgrass, A.C. as the corporation's independent certified public auditors for the year ending December 31, 2004; and
          o Transact any other business that may properly come before the meeting and any adjournment or postponement of the meeting.

Proxies and Voting Procedures

         You can vote your shares by completing and returning a written proxy card. You can also vote in person at the meeting. Submitting your voting instructions by returning a proxy card will not affect your right to attend the meeting and will in no way limit your right to vote at the annual meeting, if you later decide to attend in person.

         If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and you are also invited to attend the meeting. However, because you are not the shareholder of record, you may not vote your street name shares in person at the meeting, unless you obtain a proxy executed in your favor, from the holder of record. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

         By properly completing a proxy, you appoint William R. Baierl, David J. Malone and Arthur J. Rooney, II as proxy holders to vote your shares, indicated on the proxy card. Any signed proxy card not specifying to the contrary will be voted FOR:

          o    Election of the nominees identified in this Proxy Statement;
          o Approval and adoption of the NSD Bancorp, Inc. 2004 Omnibus Stock Incentive Plan; and
          o Ratification of the selection of independent certified public accountants for the year ending December 31, 2004.

          You may revoke your written proxy by delivering written notice of revocation to Gloria J. Bush, Secretary of the corporation, or by executing a later dated proxy and giving written notice of the revocation to Ms. Bush at any time before the proxy is voted at the meeting. Proxy holders will vote shares represented by proxies on the accompanying proxy, if properly signed and returned, in accordance with instructions of shareholders.

         Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors.

          At the close of business on March 16, 2004, NSD Bancorp, Inc. had 3,199,636 shares of common stock, par value $1.00 per share, issued and outstanding. We have no preferred shares authorized for issuance.

Quorum

          A majority of the outstanding shares of common stock, represented in person or by proxy, constitutes a quorum for the conduct of business. Under Pennsylvania law and NSD Bancorp, Inc.'s bylaws, the presence of a quorum is required for each matter to be acted upon at the meeting. Votes withheld and abstentions are counted in determining the presence of a quorum for a particular matter. Broker non-votes are not counted in determining the presence of a quorum for a particular matter as to which the broker withheld authority. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. All matters to be voted upon by the shareholders require the affirmative vote of a majority of shares voted, in person or by proxy, at the annual meeting, except in cases where the vote of a greater number of shares is required by law or under NSD Bancorp, Inc.'s Articles of Incorporation or bylaws. In the case of the election of directors, the candidates receiving the highest number of votes are elected. Shareholders are not entitled to cumulate votes for the election of directors.

          Assuming the presence of a quorum, the five nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors will be elected. Votes withheld from a nominee and broker non-votes will not be cast for the nominee.

          Assuming the presence of a quorum, the affirmative vote of a majority of all votes cast by shareholders is required for (1) approval and adoption of the NSD Bancorp, Inc. 2004 Omnibus Stock Incentive Plan and (2) the ratification of the selection of independent auditors. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each matter by reducing the total number of shares voted from which the required majority is calculated.


                            GOVERNANCE OF THE COMPANY

         Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote this purpose, are sound and represent best practices. We continually review these governance practices, Pennsylvania law (the state in which we are incorporated), the rules and listing standards of the Nasdaq National Market, and SEC regulations, as well as best practices suggested by recognized governance authorities.

         Currently, our Board of Directors has twelve (12) members. Under the Nasdaq National Market standards for independence, William R. Baierl, John C. Brown, Jr., Grant A. Colton, Jr., Lawrence R. Gaus, Nicholas C. Geanopulos, Gus
P. Georgiadis, Gerald B. Hindy, Charles S. Lenzner, David J. Malone, Kenneth L. Rall, and Arthur J. Rooney, II, meet the standards for independence. This constitutes more than a majority of our Board of Directors. Only independent directors serve on our Audit Committee, Personnel Committee, and Nominating Committee.

Meetings and Committees of the Board of Directors

          The Board of Directors of the corporation has a standing Executive Committee. In addition, the Board of Directors has an Audit Committee, Personnel Committee and a Nominating Committee.

          Executive Committee. The Executive Committee consists of the Chairman of the Board, William R. Baierl, the President and not less than three other directors who serve on a rotating basis. The principal duties of the Executive Committee include acting on behalf of the Board between meetings so far as may be permitted by law. The Committee met eight times in 2003.

          Audit Committee. Members of the Audit Committee, during 2003, were Kenneth L. Rall, Chairman, John C. Brown, Jr., Grant A. Colton, Lawrence R. Gaus, Gus P. Georgiadis, and David J. Malone. The Audit Committee met six times during 2003. The principal duties of the Audit Committee, as set forth in its charter, which is attached to this proxy statement and available on our website www.nsdbancorp.com include reviewing significant audit and accounting principles, policies and practices, reviewing performance of internal auditing procedures, reviewing reports of examination received from regulatory authorities, and recommending, annually, to the Board of Directors the engagement of an independent certified public accountant.

          The Board of Directors has determined that Lawrence R. Gaus is an "audit committee financial expert" and "independent" as defined under applicable Securities and Exchange Commission and Nasdaq rules.

          Personnel Committee. The Personnel Committee performs the function of a compensation committee. Currently, only independent directors served on the Personnel Committee. Members of the Personnel Committee, during 2003, were William R. Baierl, Chairman, John C. Brown, Jr., Lawrence R. Gaus, Lloyd G. Gibson(1), and Charles S. Lenzner. The principal duties of the Compensation Committee include the establishment of policies dealing with various compensation plans for NSD Bancorp, Inc. In addition, the Committee makes recommendations to the Board with respect to compensation paid to senior executives. The Personnel Committee met four times during 2003.
----------------------------
(1) Mr. Gibson resigned from the board in August 2003.

         Nominating Committee. Members of the Nominating Committee include Arthur J. Rooney, II, Chairman, William R. Baierl, John C. Brown, Jr., Nicholas
C. Geanopulos, Gerald B. Hindy and Kenneth L. Rall, each of whom is a non-employee director. The Nominating Committee met twice in 2003. All members of the Nominating Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the NASD listing standards). The principal duties of the Nominating Committee include developing and recommending to the Board criteria for selecting qualified director candidates, identifying individuals qualified to become Board members, evaluating and selecting, or recommending to the Board, director nominees for each election of directors, considering committee member qualifications, appointment and removal, recommending codes of conduct and codes of ethics applicable to the Corporation and providing oversight in the evaluation of the Board and each committee. The corporation's Nominating Committee will consider shareholder nominations for directors. The Nominating Committee has adopted a written Charter that can be accessed on the Internet via the Corporation's website at www.nsdbancorp.com and is attached to this proxy statement.

          The Board of Directors of NSD Bancorp, Inc. met twelve (12) times during 2003. There was a total of forty-four (44) meetings of the various committees of the Board of Directors in 2003. All directors attended at least 75% or more of the meetings of the Board of Directors and of the various committees on which they served. All of our Directors attended the 2003 Annual Meeting of Shareholders and we expect that they will all attend this year's meeting.

Shareholder Communications

          Any shareholder who wishes to communicate with the Board of Directors may send correspondence to Gloria J. Bush, Secretary at 5004 McKnight Road, Pittsburgh, Pennsylvania 15237. Ms. Bush will submit your correspondence to the Board of Directors or the appropriate committee as applicable.

Nomination of Directors

         The corporation's Nominating Committee will consider shareholder nominations for directors. A shareholder who desires to nominate an individual for election to the Board of Directors must submit a proposal in writing, including the candidate's resume, to either Gloria J. Bush, Secretary of the corporation or Arthur J. Rooney, II, Chairman of the Nominating Committee, at the corporation's principal business address no later than 60 days in advance of the annual meeting. The November 30, 2004, deadline for inclusion in the corporation's 2005 proxy statement also applies to nominations.

Submission of Shareholder Proposals

         If a shareholder wants us to include a proposal in our proxy statement for presentation at our 2005 annual meeting of shareholders, the proposal must be received by us at our principal executive offices at NSD Bancorp, Inc., 5004 McKnight Road, Pittsburgh, Pennsylvania 15237 no later than November 30, 2004.

         A shareholder may also have other business brought before the 2005 annual meeting by submitting the proposal to us after November 30, 2004. The proposal must be delivered to our executive offices at 5004 McKnight Road, Pittsburgh, Pennsylvania 15237, to the attention of our corporate Secretary. We are not required to include any proposal received after November 30, 2004 in our proxy materials for the 2005 annual meeting.


                              ELECTION OF DIRECTORS

          NSD Bancorp, Inc.'s bylaws provide that the Board of Directors consists of not less than five or more than fifteen (15) persons. The Board of Directors is divided into two classes. Each class consists, as nearly as possible, of one-half of the directors. The bylaws also provide that the directors of each class are elected for a term of two years, so that the term of office of one class of directors expires at the annual meeting each year. The Board of Directors determines the number of directors in each class.

          A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy holds office until the next annual meeting of the shareholders and until a successor is elected and qualified. There is a mandatory retirement provision in the bylaws that provides for the retirement of directors after age 72.

          The Board of Directors has fixed the number of directors at eleven
(11). There are five nominees for the Board of Directors for election at the 2004 Annual Meeting. The Board of Directors has nominated the following five persons for election to the Board of Directors for the terms specified:

                       Nominees for First Class Directors
                             For a Term of Two Years
                             -----------------------

                             Nicholas C. Geanopulos
                                Gus P. Georgiadis
                                Andrew W. Hasley
                               Charles S. Lenzner
                                 Kenneth L. Rall

          Each of the nominees presently serves as a director. Mr. Hasley was recommended to the Nominating Committee by non-management directors.

          In the event that any of the nominees are unable to accept nomination or election, proxy holders will vote proxies given pursuant to this solicitation in favor of other persons recommended by the Board of Directors. The Board of Directors has no reason to believe that any of its nominees will be unable to serve as a director if elected.

Information about Nominees and Continuing Directors

          Information, as of March 30, 2004, concerning the five nominees to the Board of Directors, the six continuing directors, and the director whose term expires at the annual meeting appear below.

                                  Director    Principal Occupation for the Past Five Years and
Name and Age                      Since(1)    Positions Held with NSD Bancorp, Inc. and Subsidiaries
------------                      --------    ------------------------------------------------------


                                              Nominees - First Class Directors - For a Term of Two Years
                                              ----------------------------------------------------------

Nicholas C. Geanopulos . . .        1988      President of N.C. Geanopulos, Inc. (restaurant services);
(55)                                          President of Geanopulos Representations

Gus P. Georgiadis   . . . . . .     1999      President, TRIAD USA (benefits consultant) (49)

Andrew W. Hasley . . . . . . .      2003      President and Chief Operating Officer of the corporation and the bank
(40)

Charles S.  Lenzner . . . . . .     1990      President, Lenzner Tours (transportation services) (54)

Kenneth L. Rall . . . . . . . .     1987      Retired; President, Renaissance Home Sales, Inc.
(71)
                                              Second Class Directors - Continuing Directors
                                              ---------------------------------------------

William  R.  Baierl . . . . . .     1977      President and Chief Executive Officer of Baierl Chevrolet, Inc.
(75)                                          (automobile dealership)

John C. Brown, Jr. . . . . . .      2001      Retired; formerly Vice President/Regional  Executive/
(64)                                          District Manager of Pittsburgh National Bank, April 1971-1999

Grant A. Colton, Jr. . . . . .      1990      Chairman of the Board of GA Industries, Inc. (valve manufacturer)
(63)

Lawrence R. Gaus . . . . . . .      1971      Managing Partner of Gaus Siegel, McMillen & Davisson LLC, accountants and
(71)                                          tax consultants; Chairman of the Board of the corporation and the bank

David J. Malone . . . . . . . .     2001      Founding Principal and Chief Financial Officer of Gateway Financial (life
(49)                                          insurance and estate planning)

Arthur J. Rooney,  II . . . . .     1988      President, Pittsburgh Steelers
(51)

                                              Director Whose Term Expires at the Annual Meeting
                                              -------------------------------------------------

Gerald B. Hindy . . . . . . . .     2003      President of LLGC, Inc.
(44)                                          (private investment company)

        (1) Includes any service as a director of the Bank prior to formation of the Corporation in 1993.

                                 SHARE OWNERSHIP

Principal Holders

          The following table shows, to the best of our knowledge, those persons or entities, who owned of record or beneficially, on March 16, 2004, more than 5% of the outstanding NSD Bancorp, Inc. common stock.

          Beneficial ownership of NSD Bancorp, Inc. common stock was determined by referring to Securities and Exchange Commission Rule 13d-3, which provides that a person should be credited with the ownership of any stock held, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

          o Voting power, which includes power to vote or to direct the voting of the stock; or
          o Investment power, which includes the power to dispose or direct the disposition of the stock; or
          o The right to acquire beneficial ownership within 60 days after March 16, 2004.

                    Name and Address        Amount and Nature of      Percent of
                  of Beneficial Owner       Beneficial Ownership         Class
                  -------------------       --------------------      ----------

     Sky Financial Group, Inc.
     221 S. Church Street                        350,396                 10.95%
     Bowling Green, OH 43402

     William R. Baierl                           361,678(1)              11.30%
     5004 McKnight Road
     Pittsburgh, PA 15237
-------------------------------------------------------
(1) Includes 147,660 shares owned by a company controlled by Mr. Baierl and includes 12,273 shares held in trust as to which Mr. Baierl has voting and dispositive power but disclaims beneficial ownership. Also includes 4,837 stock options granted under the corporation's Non-Employee Director Stock Option Plan which are currently exercisable.

Beneficial Ownership of Executive Officers, Directors and Nominees

         The following table shows, as of March 30, 2004, the amount and percentage of NSD Bancorp, Inc. common stock beneficially owned by each director, each nominee, each named executive officer and all directors, nominees and executive officers of the corporation as a group.

          Unless otherwise indicated in a footnote appearing below the table, all shares reported in the table below are owned directly by the reporting person. The number of shares owned by the directors, nominees and executive officers is rounded to the nearest whole share. The percentage of all NSD Bancorp, Inc. common stock owned by each director, nominee or executive officer is less than 1% unless otherwise indicated.

                  Name of                      Amount and Nature of        Percentage of Outstanding
              Beneficial Owner                 Beneficial Ownership               Common Stock
              ----------------                 --------------------        --------------------------

William R. Baierl                                   361,678(1)                      11.30%

John C. Brown, Jr.                                    2,514(2)                       ---

Grant A. Colton, Jr.                                139,335(3)                       4.35%

Lawrence R. Gaus                                    109,209(4)                       3.41%

Nicholas C. Geanopulos                               11,909(5)(10)                   ---

Gus P. Georgiadis                                    11,228(6)                       ---

Andrew W. Hasley                                         -0-                         ---

Gerald B. Hindy                                         781(11)                      ---

Charles S. Lenzner                                   22,054(5)(7)(10)                ---

David J. Malone                                       5,572(2)                       ---

Kenneth L. Rall                                      20,346(8)                       ---

Arthur J. Rooney, II                                 15,759(9)(10)                   ---


All directors and executive officers of the
corporation as a group (12 persons)                 700,385                         21.89%
--------------

(1) Includes 147,660 shares owned by a company controlled by Mr. Baierl and includes 12,273 shares held in trust as to which Mr. Baierl has voting and dispositive power but disclaims beneficial ownership. Also includes 4,837 stock options granted under the corporation's Non-Employee Director Stock
     Option Plan which are currently exercisable.

(2)  Includes 1,963 stock options granted under the corporation's Non-Employee
     Director Stock Option Plan, which are currently exercisable.

(3) Includes 85,624 shares owned by companies controlled by Mr. Colton, and 50,536 shares owned jointly by Mr. Colton and his wife as to which he shares voting and investment power includes 1,000 shares held in trust as to which Mr. Colton has voting and dispositive power, but disclaims beneficial ownership. Also includes 2,175 stock options granted under the corporation's Non-Employee Director Stock Option Plan which are currently exercisable.

(4)  Includes 4,838 stock options granted under the corporation's Non-Employee
     Director Stock Option Plan which are currently exercisable. Includes 67,748 shares held in spouse's name as to which Mr. Gaus has no voting and dispositive powers, and disclaims beneficial ownership.

(5) Except as otherwise footnoted, these shares are jointly owned by the named individual and his spouse and the named individual shares voting and investment ownership over such shares with his spouse.

(6)  Includes 3,092 stock options granted under the corporation's Non-employee
     Director Stock Option Plan which are currently exercisable.

(7) Includes 2,027 shares held in custodian accounts for children as to which Mr. Lenzner shares voting power.

(8)  Includes 4,837 stock options granted under the corporation's Non-Employee
     Director Stock Option Plan, which are currently exercisable.

(9) Includes 5,719 shares held by an investment club as to which Mr. Rooney shares voting power.

(10) Includes 5,984 stock options granted the corporation's Non-Employee
     Director Stock Option Plan, which are currently exercisable.

(11) Includes 781 stock options granted the corporation's Non-Employee Director
     Stock Option Plan, which are currently exercisable.

Executive Officers

          The following table provides information about the corporation's executive officers.


                                                          Position Held and Business Experience
 Name                                   Age                       During Last Five Years
 ----                                   ---                       ----------------------

Andrew W. Hasley . . . . . . .           40         President and Chief Operating Officer of the bank
                                                    and the corporation since September 2003;
                                                    Executive Vice President and Chief Operating Officer
                                                    of the bank and the corporation (June 2003 to September
                                                    2003); Executive Vice President Everest Research
                                                    Exchange (2002 to 2003); President, Pennsylvania
                                                    Capital Bank (1996 to 2001).

William C. Marsh . . . . . . .           38         Senior Vice President, Chief Financial Officer
                                                    and Treasurer of the bank and the corporation
                                                    since October 2003; Senior Vice President and
                                                    Chief Financial Officer of Emclaire Financial
                                                    Corp. (August 2001 to October 2003); and Corporate
                                                    Controller of Aquasource, Inc. (August 1998 to
                                                    August 2001).

Lloyd G. Gibson . . . . . . . .          48         President and Chief Executive Officer of the bank
                                                    and the corporation (1993 to August 28, 2003)

                        COMPENSATION AND PLAN INFORMATION

Executive Compensation

           The following table summarizes the total compensation, for each of the last three years for Lloyd G. Gibson, who resigned as NSD Bancorp, Inc.'s
Chief Executive Officer on August 28, 2003, and Andrew W. Hasley, NSD Bancorp,
Inc.'s President since September 26, 2003. These individuals are referred to as the "Named Executive Officers."

                           Summary Compensation Table
                           --------------------------
                                                                                               Long Term
                                                                                             Compensation
                                                                                        ----------------------
                                                                                        Awards       Payouts
                                                                                        ------       -------

                                                                                      Securities
                                                                                      Underlying
                                             Annual Compensation        Other Annual   Options/    LTIP        All Other
                                          ------------------------
     Name and Principal Position       Year      Salary        Bonus   Compensation(1)   SARs     Payouts     Compensation
     ---------------------------       ----      ------        -----   ---------------   ----     -------     ------------
Andrew W. Hasley,                      2003     $ 68,457        $0           $0           0          0             $0
President and Chief Operating Officer

Lloyd G. Gibson,                       2003     $104,600        $0                      3,150        0        $235,252(2)(3)
President and Chief Executive          2002     $152,328      $ 2,000        $0         4,725        0         $11,299(2)
Officer                                2001     $159,663      $10,000        $0         4,961        0         $13,191(2)


(1) Other annual compensation consisted of an automobile allowance, the value of which did not exceed either $50,000 or 10% of the named executive's annual salary and bonus and is not included in this amount.

(2)  Represents amount of contributions by the bank pursuant to the bank's
     Profit Sharing Plan $8,101 and $6,370 for 2001 and 2002 respectively; and
     401(k) Plan employee matching contributions of $5,090, $4,929 and $3,138 for 2001, 2002 and 2003 respectively.

(3) Includes $232,114 lump sum payment paid pursuant to a termination agreement.

Option Grants in Last Fiscal Year

         NSD Bancorp, Inc. granted stock options under its 1994 Stock Option Plan to its Named Executive Officers during 2003 as shown in the table below. The options were granted on April 22, 2003, and, under the terms of the 1994 Stock Option Plan, were fully exercisable on October 23, 2003. The exercise price of options granted was $26.43, the market price on the grant date. The exercise price is adjustable in the event of any change in the number of issued and outstanding shares that results from a stock split, reverse stock split, payment of a stock dividend or any other change in the capital structure of the corporation.

         The following table sets forth certain information concerning options granted during 2003 to the Named Executives:
                                                                                         Potential Realizable Value at
                                                                                             Assumed Annual Rates
                           Individual Grants                                            of Stock Price Appreciation for
                                                                                                  Option Term
------------------------------------------------------------------------------------    --------------------------------

                     Number of       % Of Total
                    Securities    Options Granted
                    Underlying      to Employees     Exercise
                      Options         in Year           or
                                      -------       Base Price
            Name      Granted                         ($/Sh)      Expiration Date          5% ($)         10% ($)
            ----      -------                         ------      ---------------          ------         -------
Andrew W. Hasley         0               0%              0               0                    0                0

Lloyd G. Gibson        3,150             0%            26.43       April 23, 2013          52,358           132,686

         The assumed annual rates of appreciation of 5% and 10% would result in the price of NSD Bancorp, Inc.'s stock increasing to $43.05 and $68.55, respectively.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End
Option Values

          The following table summarizes option exercises during 2003 by the Named Executive Officers and presents the value of their unexercised options at December 31, 2003:

                                                                   Number of Securities           Value of Unexercised
                                                                  Underlying Unexercised             In-the-money
                                                                        Options at                    Options at
                      Shares Acquired                               Fiscal Year-End (#)           Fiscal Year-End ($)
             Name      on Exercise (#)    Value Realized ($)     Exercisable/Unexercisable     Exercisable/Unexercisable
             ----      ---------------    ------------------     -------------------------     -------------------------

Andrew W. Hasley             --                   --                       --/--                         --/--

Lloyd G. Gibson            4,838                72,858                 55,495/55,495                663,251/663,251


     The column "Value Realized" shows the difference between the fair market value on the date of exercise and the exercise price of the options exercised, if any options were exercised. "In-The-Money Options" are stock options where the market price of the underlying common shares exceeded the exercise price at December 31, 2003. The value of these options is determined by subtracting the total exercise price from the total fair market value of the underlying common shares on December 31, 2003. The fair market value of underlying securities was computed by averaging the closing bid and asked quotations for five trading days immediately preceding December 31, 2003, minus the exercise price.

Securities Authorized for Issuance under Equity Compensation Plans

         The following table discloses the number of outstanding options, warrants and rights granted by the corporation to participants in equity compensation plans, as well as the number of securities remaining available for future issuance under these plans. The table provides this information separately for equity compensation plans that have and have not been approved by shareholders.

                                                                 (A)(#)                 (B)($)                  (C)(#)
                                                                                                        Number of Securities
                                                          Number of Securities                          Remaining Available
                                                            to be Issued Upon      Weighted Average     for Future Issuance
                                                               Exercise of        Exercise Price of         Under Equity
                                                          Outstanding Options,   Outstanding Options,    Compensation Plans
                                                                Warrants,        Warrants, and Rights   Excluding Securities
                                                               and Rights                             Reflected in Column (A)

Equity Compensation Plans Approved by Shareholders(1)                 191,082                 $18.57                     0

Equity Compensation Plans Not Approved by
Shareholders(2)                                                             0                    $--               160,000
                                                         --------------------   --------------------      ----------------
Totals                                                                191,082                 $18.57               160,000
                                                         ====================   ====================      ================

(1) Includes the 1994 Stock Option Plan and the Non-Employee Stock Option Plan.
(2) Includes the 2004 Omnibus Stock Incentive Plan, which is being presented for approval as proposal 2 in this proxy statement.

1994 Stock Option Plan

         During 2003, the corporation granted a total of 30,605 stock options under the corporation's 1994 Stock Option Plan to 37 employees. During 2003, 42,351 stock options were exercised by employees. There are currently no further options available for grant under the 1994 Stock Option Plan.

Non-Employee Director Stock Option Plan

         During 2003, the corporation granted a total of 8,011 stock options under the corporation's Non-Employee Director Stock Option Plan. During 2003, 1,146 stock options were exercised. There are currently no further options available for grant under the Non-Employee Director Stock Option Plan.

NSD Bancorp, Inc. 401(k) Retirement Plan

         The NorthSide Bank 401(k) Plan was established January 1, 1995. Under the NorthSide Bank 401(k) Plan, employees of NorthSide Bank may elect to participate in the 401(k) Plan after they have completed one year of service, completed 1,000 hours of service and attained age 21. Those employees who participate may elect to make a salary deferral contribution up to the maximum allowed by the Internal Revenue Service. The bank will make a matching contribution equal to 50% of the employee's salary deferral contribution of up to 6%. The amount of the bank's matching contribution, however, shall not exceed 3% of an employee's compensation. NorthSide Bank may also elect to make a discretionary contribution which would be allocated to participants who are employed on the last day of the plan year (December 31) and have worked at least 1,000 hours in that same year. This contribution would be allocated on a pro rata basis using compensation. The employees are always 100% vested in their salary deferral accounts. The vesting for employee and employer matching accounts shall be: 33.33% for one year of service; 66.67% for two years of service; and 100% for three years of service. Upon termination, if the participant's account balance does not exceed $5,000, he or she may receive his or her distribution in the first plan year following the date of termination. If the employee's account balance exceeds $5,000, he or she may receive his or her distribution as of any date in the first plan year beginning after termination of employment or attainment of normal retirement age. Future benefits cannot be estimated because the benefits are contingent upon future events.

Termination Agreement

         Effective August 29, 2003, Lloyd G. Gibson, resigned as President and Chief Executive Officer of the corporation and bank. In connection with Mr. Gibson's resignation, he entered into an agreement of general release. According to the terms of the release, the bank provided Mr. Gibson with a lump sum severance payment equal to eighteen (18) months of base salary and approximately $15,500 in COBRA premiums for eighteen (18) months. In addition, Mr. Gibson received a lump sum payment equal to twelve (12) months of car lease payments. The release discharges Mr. Gibson from negligence claims which may be asserted by the corporation or bank excluding any claims that may arise out of Mr. Gibson's relationship as a customer with the bank, involved intentional or fraudulent acts, or acts where such waiver is prohibited by law. In exchange, Mr. Gibson agreed to release the corporation and the bank from any claims which he may be able to assert in connection with his employment.

NSD Bancorp, Inc. Directors' Compensation

         The directors of the corporation also serve as directors of the bank. Each non-employee director of the bank is paid a fee of $800 per month base rate plus $200 for each bank committee meeting attended, not to exceed $1,400 monthly, John C. Brown, Jr. voluntarily received no base rate fee and no meeting or committee fees during the months of October, November and December. Directors of the corporation currently are not paid for attendance at meetings of the corporation's Board of Directors or committees thereof. Non-employee directors of the corporation also receive grants of stock options under the Corporation's Non-Employee Director Stock Option Plan. In his function as Vice Chairman of the Board, Mr. Hindy received additional board fees of $5,000 per month starting in July 2003.

Transactions with Directors and Executive Officers

         Some of NSD Bancorp, Inc.'s directors and executive officers and the companies with which they are associated were customers of and had banking transactions with NSD Bancorp, Inc.'s subsidiary bank during 2003. All loans and loan commitments made to them and to their companies were made in the ordinary course of bank business, on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other customers of the banks, and did not involve more than a normal risk of collectibility or present other unfavorable features. Total loans to these persons at December 31, 2003, amounted to $6.9 million. NSD Bancorp, Inc.'s subsidiary bank anticipates that it will enter into similar transactions in the future.

            PERSONNEL COMMITTEE AND STOCK OPTION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

     The Personnel Committee has acted, and continues to act, as a compensation committee for the bank and the corporation because the corporation, a bank holding company organized in 1993, does not have any employees (Named Executive Officers of the corporation are employed and compensated by the bank). The central objective of the bank's compensation policies is to provide fair and reasonable compensation to all employees.

     As a matter of long-standing, general practice, the base salaries payable to the executive officers for their services in a particular year are fixed at or about the beginning of the year, upon the recommendation of the bank's Personnel Committee and subject to approval by the corporation's Board of Directors.

     Under the bank's compensation policy, base salaries for executive officers are determined principally after consideration of:

o pay survey information independently prepared by L. R. Webber Associates, Inc. for 22 other bank and thrift institutions having total assets of $500 million to $1 billion located in Pennsylvania;

o    internal performance reviews for each officer;

o    other criteria such as seniority, experience and individual performance.

     The overall performance of the bank and the corporation is a factor considered in determining base salary only to the extent it reflects individual performance by the officer.

     Andrew W. Hasley, the President and Chief Operating Officer of the corporation and bank, assumed these positions on September 26, 2003. Mr. Hasley received a base salary of $150,000 in 2003. His salary was based on the salaries paid historically to previous Chief Executive Officers of the corporation and industry averages.

     Lloyd G. Gibson, was the Chief Executive Officer of the corporation and the bank, from July 1, 1993 through August 28, 2003, pursuant to an employment agreement which set his base salary for the initial year of the agreement. Mr. Gibson received a base salary increase of 3.00% effective January 1, 2003, to $156,900. This increase was based on the Committee's review of pay survey information (as described above), the salaries paid historically to previous Chief Executive Officers of the bank and the Committee's evaluation of his individual performance.

     During 2003, the Personnel Committee granted stock options covering an aggregate of 5,775 shares of common stock to the corporation's executive officers, including options covering 3,150 shares granted to Mr. Gibson, the Chief Executive Officer. The number of options granted to executive officers was based primarily on the officer's relative position and the Committee's assessment of the officer's value to the corporation and the bank and, to a lesser extent, individual performance.


By the Members of the Personnel Committee:

     William R. Baierl, John C. Brown, Jr., L.R. Gaus, and Charles S. Lenzner


                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is comprised of directors who meet the Nasdaq National Market standards for independence. The Audit Committee operates under a written charter adopted by the Board of Directors, which was reviewed and revised in February 2004 and which is attached to this proxy statement as Exhibit B.

     The Audit Committee met with management periodically during the year to consider the adequacy of the corporation's internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the corporation's independent auditors and with appropriate corporation financial personnel and internal auditors. The Audit Committee also discussed with the corporation's senior management and independent auditors the process used for certifications by the corporation's chief executive officer and chief financial officer which are required for certain of the corporation's filings with the Securities and Exchange Commission.

     The Audit Committee met privately at its regular meeting with both the independent auditors and the internal auditors, as well as with the chief financial officer and on a number of occasions, each of whom has unrestricted access to the Audit Committee.

     The Audit Committee appointed S.R. Snodgrass, A.C. as the independent auditors for the corporation after reviewing the firm's performance and independence from management.

     Management has primary responsibility for the corporation's financial statements and the overall reporting process, including the corporation's system of internal controls.

     The independent auditors audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the corporation in conformity with accounting principles and discussed with the Audit Committee any issues they believe should be raised with the Audit Committee.

     The Audit Committee reviewed with management and S.R. Snodgrass, A.C., the corporation's independent auditors, the corporation's audited financial statements and met separately with both management and S.R. Snodgrass, A.C. to discuss and review those financial statements and reports prior to issuance. Management has represented, and S.R. Snodgrass, A.C. has confirmed, to the Audit Committee, that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

     The Audit Committee received from and discussed with S.R. Snodgrass, A.C. the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the corporation. The Audit Committee also discussed with S.R. Snodgrass, A.C. matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees) of the Auditing Standards Board of the American Institute of Certified Public Accountants to the extent applicable. The Audit Committee implemented a procedure to monitor auditor independence, reviewed audit and non-audit services performed by S.R. Snodgrass, A.C. and discussed with the auditors their independence.

     In reliance on these reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the corporation's audited financial statements be included in the corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors and the Board has approved that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder ratification, the selection of S.R. Snodgrass, A.C., as NSD Bancorp, Inc.'s independent auditors for the year.

     Aggregate fees billed to NSD Bancorp, Inc. by S.R. Snodgrass, A.C. in 2003 and Deloitte & Touche LLP ("Deloitte & Touche") in 2002 for services rendered are presented below:

                                                       Year Ended December 31,
                                                         2003           2002
                                                         ----           ----

      Audit fees......................                 $75,800       $120,232

      Audit related fees.............                    5,300          5,500

      Tax fees........................                      --         12,375

      All other fees..................                  14,100             --

     Audit Fees include fees billed for professional services rendered for the audit of annual consolidated financial statements and fees billed for the review of financial statements included in NSD Bancorp, Inc. Forms 10-Q or services that are normally provided by S.R. Snodgrass in 2003 and Deloitte & Touche in 2002 in connection with statutory and regulatory filings or engagements.

     Audit Related Fees include fees billed for assurance and related services by S.R. Snodgrass in 2003 and Deloitte & Touche in 2002 that are reasonably related to the performance of the audit or review of the registrants financial statements and are not reported under the Audit Fees section of the table above. These fees were for services rendered for matters such as the audit of employee benefit plans and consultation on accounting standards or transactions.

     Tax Fees include fees billed for professional services rendered by S.R. Snodgrass in 2003 and Deloitte & Touche in 2002 for tax compliance, tax advice, and tax planning. These services include assisting in the preparation of federal and state tax returns.

     All Other Fees include fees billed for services provided by S.R. Snodgrass in 2003 and Deloitte & Touche in 2002, other than the services reported under the Audit Fees, Audit Related Fees, or Tax Fees sections of the table above. These other services included assisting the bank with certain bank regulatory compliance matters.

     The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit related services, tax services, and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case by case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval.

     The Audit Committee has considered whether, and determined that, the provision of the non-audit services is compatible with maintaining S.R. Snodgrass, A.C.'s independence.

                                 Audit Committee

                            Kenneth L. Rall, Chairman
                               John C. Brown, Jr.
                                 Grant A. Colton
                                Lawrence R. Gaus
                                Gus P. Georgiadis
                                 David J. Malone


                      SHAREHOLDER RETURN PERFORMANCE GRAPH

         The following graph compares the yearly dollar change in the cumulative total shareholder return on NSD Bancorp, Inc.'s common stock against the cumulative total return of the Nasdaq Total U.S. Index and the Nasdaq Bank Index for the period of five fiscal years commencing December 31, 1998, and ending December 31, 2003. The graph shows the cumulative investment return to shareholders based on the assumption that a $100 investment was made on December 31, 1998, in each of NSD Bancorp, Inc.'s common stock, the Nasdaq Total U.S. Index and the Nasdaq Bank Index. We computed returns assuming the reinvestment of all dividends. The shareholder return shown on the following graph is not indicative of future performance.


                  [SEE SUPPLEMENTAL PDF FOR PERFORMANCE GRAPH]

                                                       Period Ending
                                 ---------------------------------------------------------------
        Index                    12/31/98   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03
       -----------------------------------------------------------------------------------------
       NSD Bancorp, Inc.          100.00      74.74      71.84     103.97     145.89     155.38
       NASDAQ - Total US          100.00     185.95     113.19      89.65      61.67      92.90
       SNL NASDAQ Bank Index      100.00      96.08     110.92     120.73     124.18     160.28

                            SECTION 16(a) BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires NSD Bancorp, Inc.'s directors, executive officers and shareholders who beneficially own more than 10% of NSD Bancorp, Inc.'s outstanding equity stock to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of NSD Bancorp, Inc. with the Securities and Exchange Commission. Based on a review of copies of the reports we received, and on the statements of the reporting persons, we believe that all Section 16(a) filing requirements were complied with in a timely fashion during 2003.

                              CHANGE IN ACCOUNTANTS

     On February 27, 2003, the corporation's Audit Committee unanimously approved the dismissal of our independent accountants, Deloitte & Touche, independent auditors of our consolidated financial statements for the year ended December 31, 2002, and also approved the engagement of S.R. Snodgrass, A.C. as our independent accountants.

     The report of Deloitte & Touche for the fiscal years ended December 31, 2001 and 2002 contained no adverse opinions, disclaimer of opinions or qualification or modification as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended December 31, 2002 and 2003, we had no disagreements with Deloitte & Touche or any accounting principles or practices, financial statement disclosures or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche would have caused them to make reference to the subject matter of the disagreement in connection with its reports. No event described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K promulgated by the SEC has occurred within the fiscal years ending December 31, 2002 and 2003.

     We did not consult with S.R. Snodgrass, A.C. during the fiscal year ended 2002, and the interim period from January 1, 2003 through March 25, 2003 on any matter which was the subject of any disagreement or any reportable event or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion to be issued on the financial statements.


             PROPOSAL TO ADOPT THE 2004 OMNIBUS STOCK INCENTIVE PLAN

Background

     The Board of Directors believes that stock compensation plans constitute an important part of our compensation programs. Stock plans encourage qualified individuals to remain with our company. Accordingly, the Board of Directors has adopted a 2004 Omnibus Stock Incentive Plan, subject to shareholder approval.

     Shareholders have previously authorized grants of options to key employees and directors under the 1994 Stock Option Plan and the Non-Employee Director Stock Option Plan. The plans have no further shares available for award. Certain previously granted options remain unexercised under the plans. Therefore, to make shares available for award, to update the plans, add flexibility to the corporation's stock compensation program and to permit a broader range of vehicles (restricted stock and stock appreciation rights), subject to shareholder approval, NSD Bancorp, Inc. has adopted the proposed plan.

     The plan is designed to improve the performance of the corporation and its subsidiary and, by doing so, to serve the interests of the shareholders. Continuing to encourage ownership of corporation shares among those who play significant roles in our success by increasing the compensation and award vehicles available to the committee, we will continue to align the interests of our directors and our employees with those of our shareholders by relating capital accumulation to increases in shareholder value. Moreover, the plan should have a positive effect on the corporation's ability to attract, motivate and retain directors and employees of outstanding leadership and management ability.

     The principal features of the plan are described below. We have attached a copy of the proposed plan for your review as Exhibit C.

General Information

     The corporation's Board of Directors adopted the plan on February 24, 2004. The plan authorizes the corporation to award qualified stock options (options qualified under Section 422 of the Internal Revenue Code of 1986, as amended
(ISOs)), nonqualified stock options (options not qualified under Code Section 422 referred to as (NQSOs)), to purchase shares of common stock, restricted stock and stock appreciation rights (SARS). The plan is designed to further our success by making shares of the common stock available to the Board and to eligible employees, or certain affiliated companies, thereby providing an additional incentive to these persons to continue their relationship with the corporation, or an affiliate, and to give these persons a greater interest in our success.

     Initially, an aggregate of 160,000 authorized shares will be available for the issuance under the plan. This number is subject to adjustment, as described in the plan.

     The plan is not subject to the Employee Retirement Income Security Act of 1974 and is not qualified under Code Section 401(a), which relates to qualification of certain pension, profit-sharing and stock bonus plans.

Administration of Plan

     The plan is administered by a committee appointed by the Board consisting of at least two non-employee directors. The Board may from time to time remove members from the committee and appoint their successors. Subject to the terms and conditions of the plan document and subject to Board approval (where required by the plan), the committee has discretionary authority to:

     o determine the individuals to receive grants, herein referred to as awards, of NQSOs, ISOs, Restricted Stock and SARS; the times when awards shall be granted; in the case of stock options, the number of shares to be subject to each option, the option exercise price, the option period, the time or times when each option shall be exercisable and whether an option is to be a NQSO or an ISO; and in the case of restricted stock, similar relevant terms and conditions applicable thereto;

     o    interpret the plan;

     o prescribe, amend and rescind rules and regulations relating to the plan;

     o determine the terms and provisions (and amendments of the terms and provisions) of the agreements to be entered into between the corporation and each participant under the plan, including terms and provisions as required, in the committee's judgment to conform to any change in any applicable law or regulation and any other terms and conditions that the committee desires to establish as performance goals applicable to a particular award; and

     o make all other determinations the committee shall deem necessary or advisable for the plan's administration.

     Each award must be evidenced by a written agreement. The source of the shares issued pursuant to the plan are authorized but unissued shares of the common stock. We anticipate that, in the ordinary course, awards will be granted on an annual basis, although nothing in the plan so requires.

Eligibility

     Directors, key officers and employees of the corporation or of an affiliated company, as determined by the committee, are eligible to receive awards under the plan.

Qualified Options

     The ISOs that the committee grants to participants to purchase shares of common stock are evidenced by an option agreement. ISOs may not be granted to nonemployee directors. The exercise price may not be less than 100% of the fair market value of the common stock at the time of the grant, as determined by the committee in accordance with rules specified in the plan document. Except as otherwise provided in the plan document, once vested, an ISO may be exercised in whole or in part from time to time during the term of the option, which term may not extend more than ten years from the date the option is granted. The committee may impose vesting and other restrictions (such as the attainment of performance goals) on the exercisability of the options. In general, an ISO will vest upon the earlier of:

     o continuous employment of at least one year following the grant date, with pro rata vesting over a three year period, or

     o    The occurrence of a change in control (as described in the plan).

     Unless otherwise provided in an option agreement or otherwise specified by the committee, the exercise price per share of an option must be paid in full, in cash or in stock, upon the exercise of the option. If shares are used to pay all or part of the exercise price, the cash and any shares surrendered must have a fair market value (determined as of the date of exercise) that is not less than the aggregate exercise price for the number of shares for which the option is being exercised.

     The aggregate fair market value (determined at the time an ISO is granted) of the shares of common stock with respect to which ISOs are exercisable for the first time by an individual during any calendar year is $100,000. A participant will not have any rights of a shareholder with respect to the shares of common stock subject to an ISO until the shares are paid for and issued to the participant.

     A vested ISO may be exercised by a participant only during its term and only during his or her employment, except as provided in the plan or by the committee, as the case may be.

Nonqualified Stock Options

     The NQSOs that the committee grants to participants to purchase shares of common stock is evidenced by an option agreement that contains the terms and conditions that the committee specifies and that are not inconsistent with the terms of the plan. The exercise price of an option is the fair market value of the common stock at the time of the grant. Except as otherwise provided in the plan document, once vested, a NQSO may be exercised in whole or in part from time to time during the term of the option. The committee may impose vesting and other restrictions (such as the attainment of performance goals) on the exercisability of the options. In general, a NQSO will vest upon the earlier of:

     o six months from the grant date, with pro rata vesting over a three year period, or

     o    the occurrence of a change in control (as described in the plan).

     Unless otherwise provided in an option agreement or otherwise specified by the committee, the exercise price per share of an option must be paid in full, in cash or in stock, upon the exercise of the option. If shares are used to pay all or part of the exercise price, the cash and any shares surrendered must have a fair market value (determined as of the date of exercise) that is not less than the aggregate exercise price for the number of shares for which the option is being exercised.

     A participant will not have any rights of a shareholder with respect to the shares of common stock subject to a NQSO until the shares are paid for and issued to him or her.

     NQSOs granted to a participant are not assignable or transferable other than as determined by the committee or by will or the laws of descent and distribution. During the participant's lifetime, NQSOs are exercisable only by the participant or his or her duly appointed legal representative.

Restricted Stock

     As in the case of the grant of NQSOs and ISOs, the grant of a restricted stock award is evidenced by an agreement that contains the terms and conditions specified by the committee. Restricted stock awards may be:

     o    subject to a vesting schedule,

     o subject to the satisfaction of one or more performance goals established at the time of their grant by the committee, or

     o    both.

     Shares of restricted stock will be issued in the name of the participant upon grant, but are retained by NSD Bancorp, Inc. until they cease to be subject to restriction.

     Except as determined by the committee and set forth in a restricted stock agreement relating to particular shares, rights with respect to restricted stock may not be assigned or transferred prior to vesting or satisfaction of applicable performance goals, or both. Deferred delivery of restricted stock, which would otherwise be distributed, may be authorized by the committee under such terms and conditions as it may determine.

Certain United States Federal Income Tax Consequences

     The following is a brief summary of the principal United States Federal income tax consequences of transactions under the plan, based on current law. This summary is not intended to be exhaustive with respect to all potential Federal income tax consequences that may affect a particular person, including one who is subject to the restrictions of Section 16(b) of the 1934 Act and one who may be permitted to elect the deferred delivery of shares of common stock. In addition, this summary does not constitute tax advice, and, among other things, does not discuss state, local or foreign income tax consequences, nor does it address estate or gift tax consequences, relating to the plan's operation. Participants are urged to consult with their tax advisors with regard to their participation in the plan.

     NONQUALIFIED STOCK OPTIONS. No taxable income is realized by a participant upon the grant of a NQSO. Upon the exercise of a NQSO, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares of common stock exercised over the aggregate option exercise price (the Spread). Special rules may apply to the timing and amount of income recognition for persons who are subject to the restrictions of Section 16(b) of the 1934 Act. Income and payroll taxes are required to be withheld from the participant on the amount of ordinary income resulting to the participant from the exercise of a NQSO. The Spread is generally deductible by the corporation for Federal income tax purposes, subject to the possible limitations on deductibility of compensation paid to certain executives pursuant to Code Section 162(m), which the corporation executives have not met. The participant's tax basis in shares of common stock acquired by exercise of a NQSO will be equal to the exercise price plus the amount taxable as ordinary income.

     Upon a sale of the shares of common stock received by a participant upon exercise of a NQSO, any gain or loss will generally be treated for Federal income tax purposes as long-term or short-term capital gain or loss, depending upon the holding period of such stock. In general, the participant's holding period for shares acquired pursuant to the exercise of a NQSO begins on the date of exercise of such option.

     If a participant pays the exercise price in full or in part with shares of previously owned common stock, the exercise will not affect the tax treatment described above. With respect to the exercise, no gain or loss generally will be recognized to the participant upon the surrender of the previously owned shares to the corporation. The shares received upon exercise that are equal in number to the previously owned shares tendered will have the same tax basis as the previously owned shares surrendered to the corporation, and they will have a holding period for determining capital gain or loss that includes the holding period of the shares surrendered. The fair market value of the remaining shares received by the participant will be taxable to the participant as compensation. The remaining shares will have a tax basis equal to the fair market value recognized by the participant as compensation income and the holding period will commence on the exercise date. Shares of common stock tendered to pay applicable income and payroll taxes arising from the exercise will generate taxable income or loss equal to the difference between the tax basis of the shares and the amount of income and payroll taxes satisfied with the shares. The income or loss will normally be treated as long-term or short-term capital gain or loss depending on the holding period of the shares surrendered. Where the shares of common stock tendered to pay applicable income and payroll taxes arising from the option exercise generate a loss, the loss may not be currently deductible under the wash loss rules of the Code.

     INCENTIVE STOCK OPTIONS. No taxable income is realized by a participant upon the grant or exercise of an ISO. If shares of common stock are issued to a participant pursuant to the exercise of an ISO and if no disqualifying disposition of the shares is made by the participant within two years after the date of grant or within one year after the receipt of the shares by the participant, then:

     o upon the sale of the shares, any amount realized in excess of the option exercise price will normally be taxed to the participant as a long-term capital gain, and

     o no deduction will be allowed to the corporation. Additionally, the Spread attributable to the exercise of an ISO will give rise to an item of tax preference, in the year of exercise that may result in alternative minimum tax liability for the participant.

     If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the disposition would be a disqualifying disposition, and generally:

     o the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise (or, if less, the amount realized on the disposition of the shares) over the option exercise price thereof, and

     o    the corporation will be entitled to deduct the amount.

Any other gain realized by the participant on the disposition will be taxed as a short-term or long-term capital gain, and will not result in any deduction to the corporation.

     If a participant pays the exercise price in full or in part with previously owned shares of common stock, the exchange will not affect the tax treatment of the exercise. Upon the exchange, no gain or loss generally will be recognized upon the delivery of the previously owned shares to the corporation, and the shares issued in replacement of the shares tendered to pay the exercise price will have the same basis and holding period for capital gain purposes as the previously owned shares. A participant, however, would not be able to use the holding period for the previously owned shares for purposes of satisfying the ISO statutory holding period requirements. Additional shares of common stock will have a basis of zero and a holding period that commences on the date the common stock is issued to the participant upon exercise of the ISO.

     Based on a recent Internal Revenue Service pronouncement, effective January 1, 2004, payroll taxes may have to be withheld upon the exercise of an ISO, unless the pronouncement is modified or otherwise overruled by legislation.

     RESTRICTED STOCK. No taxable income is realized by a participant upon the grant of a restricted stock award. Upon vesting of an award and/or satisfaction of any performance goals applicable to the award, the participant will recognize ordinary compensation income equal to the then fair market value of the released shares, less the amount (if any) paid for the restricted stock. A participant may, within 30 days after receiving a grant of restricted stock, make an IRC
Section 83(b) election to recognize income as of the grant date, rather than the later date that the restricted stock may be released to him or her. The factors relevant to making such an election are complex and any participant contemplating such an election should first consult with a tax advisor. In particular, a participant should be aware that such an election to recognize income will apply even if the right to the restricted stock is later forfeited or otherwise not earned.

     Income recognized with respect to the vesting in or other receipt of restricted stock is subject to income and payroll tax withholding.

Amendment, Suspension, or Termination of the Plan; Share and Award Adjustment

     The Board may terminate, amend, modify or suspend the plan at any time and from time to time to ensure that awards granted under the plan conform to any changes in the law or for any other reason the Board determines to be in the best interest of the corporation. Modifications or amendments to the plan are not required to be approved by the corporation's shareholders, except to the extent required by certain state or federal law. No termination, modification or amendment of the plan, without the consent of the participant to whom an award has previously been granted, may adversely affect the participant's rights under such award. Unless terminated earlier by the Board, the plan will terminate, and no additional awards will thereafter be granted, on the day immediately preceding the tenth anniversary of the effective date.

     In the event of any change in the common stock by reason of any stock dividend, stock split, reverse stock split, recapitalization, combination or exchange of shares, merger, consolidation or similar action, appropriate adjustment will be made to the:

     o number of shares of common stock authorized to be made subject to awards under the plan,

     o number of shares into which outstanding options may be converted upon exercise,

     o    exercise price of outstanding options,

     o maximum number of awards that may be granted to any one person within a 12-month period, and

     o other terms as are appropriate under the circumstances. In addition, the Board may make similar changes to outstanding awards in other circumstances where the changes are deemed equitable under the circumstances.

New Plan Benefits--2004

     At this time, the corporation has made no determination as to any allocation of options to or among executive officers, directors or employees and is unable to determine how options would have been allocated during the last fiscal year.

     The plan is not exclusive and does not limit the authority of the Board or its committees to grant awards or authorize any other compensation, with or without reference to shares, under any other plan or authority.

Recommendation

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR the 2004 OMNIBUS STOCK INCENTIVE PLAN. The affirmative vote of a majority of outstanding shares is required to adopt the plan. Abstentions and broker non-votes will not constitute or be counted as votes cast for purposes of the Meeting. All proxies will be voted FOR adoption of the plan unless a shareholder specifies to the contrary on the shareholder's proxy card.

                          RATIFICATION OF SELECTION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has selected S.R. Snodgrass, A.C. as independent certified public accountants for the examination of its financial statements for the fiscal year ending December 31, 2004. S.R. Snodgrass, A.C. served as the corporation's certified public auditors for the year ended December 31, 2003.

     We expect a representative of S.R. Snodgrass, A.C. to be present at the annual meeting but a representative would be permitted to attend and to respond to appropriate questions and to make a statement if the representative desired to do so.

     The Board of Directors recommends that the shareholders vote FOR ratification of the selection of S.R. Snodgrass, A.C. as independent certified public auditors for the fiscal year ending December 31, 2004.

                             ADDITIONAL INFORMATION

     Any shareholder may obtain a copy of NSD Bancorp, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003, including the financial statements and related schedules and exhibits, required to be filed with the Securities and Exchange Commission, without charge, by submitting a written request to William C. Marsh, Treasurer, NSD Bancorp, Inc., 5004 McKnight Road, Pittsburgh, PA 15237, or calling (412) 231-6900.

                                  OTHER MATTERS

     The Board of Directors knows of no matters other than those discussed in this proxy statement that will be presented at the Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors.

                                                                       Exhibit A


                                NSD BANCORP, INC.

                              CORPORATE GOVERNANCE
                                       AND
                              NOMINATING COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS

I.       AUTHORIZATION

         Pursuant to the Company's Bylaws, the Board of Directors (the "Board") has passed resolutions that authorize the formation of a Nominating and Governance Committee of the Board of Directors (the "Committee").

II.      PURPOSE

         To provide continuing assistance to the Board regarding matters relating to governance, performance and composition of the Board.

III.     MEMBERSHIP AND STRUCTURE

         The Committee shall be composed of three or more directors. Members of the Committee shall be appointed and removed by the Board. All members of the Committee shall be independent and meet the applicable independence requirements of the Nasdaq National Market.

         The Committee shall meet as needed at stated times without notice or on notice to all by order of the Chairman of the Board of Directors.

         The Committee shall have the authority to delegate any of its responsibilities to subcommittees, in accordance with applicable law, as the Committee may deem appropriate in its sole discretion.

         The Committee shall report its actions and recommendations to the Board on a regular basis

         The Committee shall have the authority to retain any search firm to assist in identifying director candidates and to retain outside counsel and any other advisors, as the committee may deem appropriate, in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties, the Committee shall:

         1. identify individuals qualified to become Board members, who reflect the criteria as specified by the Board;

         2. recommend to the Board nominees to fill vacancies on the Board and the nominees to stand for election as directors at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders);

         3. develop and recommend to the Board the Corporate Governance Guidelines of the Company and any proposed changes to such practices;

         4. periodically review and assess Board and management performance and lead the Board self-evaluation process;

         5. annually review and assess the Committee's performance and charter and propose changes to the charter to the Board.

                                                                       Exhibit B

                                NSD BANCORP, INC.

                             AUDIT COMMITTEE CHARTER

I.       Authorization

         The Audit Committee of NSD Bancorp, Inc. (the "Corporation") is a standing committee of the Board of Directors ("Board") authorized by the Corporation's Bylaws.

II.      Purpose

         The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibility relating to (i) the integrity of the Corporation's financial statements and financial reporting process and the Corporation's systems of internal accounting and financial controls; (ii) the performance of the internal audit function; (iii) the annual independent audit of the Corporation's financial statements, the engagement of the independent auditors and the evaluation of the independent auditors' qualifications, independence and performance; (iv) the Corporation's compliance with legal and regulatory requirements, including the Corporation's disclosure controls and procedures;
(v) the fulfillment of the other responsibilities set out herein; and (vi) monitor the Corporation's compliance with the Code of Conduct. The report of the Audit Committee required by the rules of the Securities and Exchange Commission ("SEC") shall be included in the Corporation's annual proxy statement.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors. In carrying out its oversight responsibilities, as permitted under the Pennsylvania Business Corporation Law of 1988, as amended, the Audit Committee members are entitled to rely in good faith on the expertise, integrity and knowledge of management, the internal and independent auditors and corporate counsel.

III.     Membership and Structure

         The Audit Committee shall be comprised of at least three members of the Board, and the members shall meet the independence, experience, and expertise requirements of the NASDAQ Stock Market and other applicable laws and regulations (including the Sarbanes-Oxley Act of 2002).

         All members of the Audit Committee will have a general understanding of finance and accounting practices and each member shall be free of any relationship that, in the opinion of the Board would, under applicable laws and regulations, make the director not independent. The Board will determine if any member is a "financial expert" as defined by the SEC.

IV.      Authority

         The Audit Committee shall have the sole authority to select, evaluate, appoint, and replace the independent auditors (subject to shareholder ratification) and shall approve in advance all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee shall consult with management, but shall not delegate these responsibilities.

         The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting, or other consultants to advise the Audit Committee. The Corporation shall provide funding, as determined by the Audit Committee, for payment of compensation to the independent auditors and to any advisors employed by the Audit Committee. Any communications between the Audit Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Corporation, and the Audit Committee will take all necessary steps to preserve the privileged nature of those communications.

         The Audit Committee may form and delegate authority to subcommittees, comprised of one or more members of the Committee, as necessary or appropriate. Each subcommittee shall have the full power and authority of the Audit Committee.

         The Audit Committee may conduct or authorize investigations into any matter, within the Audit Committee's scope of responsibilities, brought to its attention.

V.       Duties and Responsibilities

         The Audit Committee shall have the following duties and responsibilities:

Meetings and Access
-------------------

     o Meet on a regular basis at least four times each year, including at least once each quarter. The Audit Committee may hold special meetings upon the call of the Chair of the Committee. At Committee meetings, a majority of the total members will constitute a quorum.

     o Meet separately, periodically, with management, independent auditors, chief audit executives and any other Corporation Committees that the Audit Committee determines appropriate.

     o Minutes shall be kept by a member of the Audit Committee or a person designated by the Audit Committee.

     o   Regularly report to the Board on the Audit Committee's activities.

     o   Annually review and evaluate its own performance.

     o Review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Financial Statement and Disclosure Matters
------------------------------------------

     o Review and discuss with management and the independent auditors the annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations," and recommend to the Board whether the audited financial statements should be included in the Corporation's Form 10-K.

     o Prepare annually a report for inclusion in the Corporation's proxy statement relating to its annual shareholders meeting. In that report, the Audit Committee will state whether it has: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as that statement may be modified or supplemented from time to time; (iii) received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard 1, as that standard may be modified or supplemented from time to time, and has discussed with the independent auditors, the independent auditors' independence.

     o Review and discuss with management and the independent auditors the Corporation's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

     o Discuss generally the Corporation's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies to the extent required by applicable law or listing standards. The Committee need not discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance.

     o Receive a disclosure from the President and/or Chief Executive Officer and Chief Financial Officer during their certification process for the 10-K and 10-Q's about (i) any significant deficiencies in design or operation of internal controls or material weaknesses therein and (ii) any fraud, whether or not material, involving management or other employees who have a significant role in the Corporation's internal controls.

     o At least annually prior to the filing of the Audit Report with the SEC (and more frequently if appropriate), review and discuss reports from the independent auditors on, among other things, certain:

          o    Critical accounting policies and practices to be used;

          o Alternative treatments of financial information within generally accepted accounting principles;

          o Other material written communications between the independent auditors and management, such as any management letter and the Corporation's response to such letter or schedule of unadjusted differences; and

          o Difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, any significant disagreements with management, and communications between the audit team and the audit firm's national office with respect to difficult auditing or accounting issues presented by the engagement.

     o Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     o Review and discuss with management and the independent auditors, at least annually, significant accounting and financial reporting issues, including complex or unusual transactions and judgments concerning significant estimates or significant changes in the Corporation's selection or application of accounting principles, and recent professional, accounting and regulatory pronouncements and initiatives, and understand their impact on the Corporation's financial statements.

     o Review with management the Audit Committee's evaluation of the Corporation's internal control structure and procedures for financial reporting and review periodically, but in no event less frequently than quarterly, management's conclusions about the efficacy of such internal controls and procedures, including any significant deficiencies in, or material noncompliance with such controls and procedures.

     o Discuss with management the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation's risk assessment and risk management policies.

Authorization of the Corporation's Whistleblower's Policy
---------------------------------------------------------

     o Establish procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by Corporation employees of concerns regarding questionable accounting or auditing matters.

Oversight of the Corporation's Relationship with the Independent Auditors
-------------------------------------------------------------------------

     o    The independent auditor shall report directly to the Audit Committee;

     o Receive and discuss a report from the independent auditors at least annually regarding:

          o    The independent auditors' internal quality-control procedures;

          o Any material issues raised by the most recent quality-control review, or peer review (if applicable), of the independent auditors, or by any inquiry or investigation by governmental professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditors;

          o    Any steps taken to deal with any such issues; and

          o All relationships between the independent auditors and the Corporation, in order to assess the independent auditors' independence.

     o Approve guidelines for the retention of the independent auditors for any non-audit services and determine procedures for the approval of audit and non-audit services in advance. In accordance with such procedures, the Audit Committee shall approve in advance any audit or non-audit services provided to the Corporation by the independent auditors, all as required by applicable law or listing standards. Pre-approval authority may be delegated to one or more members of the Audit Committee.

     o    Review and discuss the scope and plan of the independent audit.

     o Evaluate the qualifications, performance and independence of the independent auditors, including whether the provision of non-audit services is compatible with maintaining the auditors' independence, and taking into account the opinions of management and the Corporation's legal counsel. This shall include a review and discussion of the annual communication as to independence delivered by the independent auditors (Independence Standards Board Standard No. 1
          - "Independence Discussions with Audit Committees.") The Audit Committee shall present its conclusions to the Board, and if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditors.

     o Recommend to the Board, policies for the Corporation's hiring of employees or former employees of the independent auditors which guidelines shall meet the requirements of applicable law and listing standards.

Oversight of Audit and Risk Review ("ARR")
------------------------------------------

         The Audit Committee may contract for internal audit services as necessary to assess the adequacy and effectiveness of internal accounting controls, financial systems or financial statements, and the accuracy of management reporting and compliance with laws, regulations and Corporation policy. As used in this section, the "lead or coordinating auditor" refers to the Corporation's internal auditor or if such services are outsourced, to the auditor of the public accounting firm primarily responsible for the Corporation's internal audit functions.

     o Review and discuss the appointment and replacement of the lead or coordinating auditor.

     o Review and discuss the ARR findings that have been reported to management, management's responses, and the progress of the related corrective action plans.

     o Review and evaluate the adequacy of the work performed by the lead or coordinating auditor and ARR, and ensure that ARR is independent and has adequate resources to fulfill its duties, including implementation of the annual audit plan.

Compliance Oversight Responsibilities
-------------------------------------

     o Review periodically with management and the independent auditors any correspondence with, or other action by, regulators or governmental agencies, any material legal affairs of the Corporation and the Corporation's compliance with applicable law and listing standards.

     o Review and discuss the report of the lead or coordinating auditor regarding the expenses of, the perquisites paid to, and the conflicts of interest, if any, of members of the Corporation's senior management.

     o Review and discuss with management and the independent auditor any correspondence with, or the findings of any examinations by, regulatory agencies, published reports or auditor observations that raise significant issues regarding the Corporation's financial statements or accounting policies.

     o Obtain regular updates from management and Corporation counsel regarding compliance matters and legal matters that may have a significant impact on the financial statements or the Corporation's compliance policies.

     o Advise the Board with respect to policies and procedures regarding compliance with the Corporation's Code of Conduct including review of the process for communicating the Code of Conduct to Corporation personnel and for monitoring compliance.

                                                                       Exhibit C

                                NSD BANCORP, INC.

                        2004 OMNIBUS STOCK INCENTIVE PLAN

1. Purpose. The purpose of this Omnibus Stock Incentive Plan (the "Plan") is to advance the development, growth and financial condition of NSD Bancorp, Inc. (the "Corporation") and each subsidiary thereof, as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code"), by providing incentives through participation in the appreciation of the common stock of the Corporation to secure, retain and motivate directors and personnel who may be responsible for the operation and for management of the affairs of the Corporation and any subsidiary now or hereafter existing ("Subsidiary").

2. Term. The Plan shall become effective as of the date it is adopted by the Corporation's Board of Directors (the "Board"), and shall be presented for approval at the next meeting of the Corporation's shareholders. Any and all options and rights awarded under the Plan (the "Awards") before it is approved by the Corporation's shareholders shall be conditioned upon, and may not be exercised before, receipt of shareholder approval, and shall lapse upon failure to receive such approval. Unless previously terminated by the Board, the Plan shall terminate on, and no options shall be granted after the tenth anniversary of the effective date of the Plan.

3. Stock. Shares of the Corporation's common stock (the "Stock"), that may be issued under the Plan shall not exceed, in the aggregate, 160,000 shares, as may be adjusted pursuant to Section 19 hereof. Shares may be either authorized and unissued shares, authorized shares, issued by and subsequently reacquired by the Corporation as treasury stock or shares purchased in the open market. Under no circumstances shall any fractional shares be awarded under the Plan. Except as may be otherwise provided in the Plan, any Stock subject to an Award that, for any reason, lapses or terminates prior to exercise, shall again become available for grant under the Plan. While the Plan is in effect, the Corporation shall reserve and keep available the number of shares of Stock needed to satisfy the requirements of the Plan. The Corporation shall apply for any requisite governmental authority to issue shares under the Plan. The Corporation's failure to obtain any such governmental authority, deemed necessary by the Corporation's legal counsel for the lawful issuance and sale of Stock under the Plan, shall relieve the Corporation of any duty, or liability for the failure to issue or sell the Stock.

4. Administration. The ability to control and manage the operation and administration of the Plan shall be vested in the Board or in a committee of two or more members of the Board, selected by the Board (the "Committee"). The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make any and all determinations that may be necessary or advisable for the administration of the Plan. Any interpretations of the Plan by the Committee and any decisions made by the Committee under the Plan are final and binding.

                  The Committee shall be responsible and shall have full, absolute and final power of authority to determine what, to whom, when and under what facts and circumstances Awards shall be made, the form, number, terms, conditions and duration thereof, including but not limited to when exercisable, the number of shares of Stock subject thereto, and the stock option exercise prices. The Committee shall make all other determinations and decisions, take all actions and do all things necessary or appropriate in and for the administration of the Plan. No member of the Committee or of the Board shall be liable for any decision, determination or action made or taken in good faith by such person under or with respect to the Plan or its administration.

5. Awards. Awards may be made under the Plan in the form of: (a) "Qualified Options" to purchase Stock, which are intended to qualify for certain tax treatment as incentive stock options under Sections 421 and 422 of the Code, (b) "Non-Qualified Options" to purchase Stock, which are not intended to qualify under Sections 421 through 424 of the Code, (c) Stock Appreciation Rights ("SARs"), or (d) "Restricted Stock." More than one Award may be granted to an eligible person, and the grant of any Award shall not prohibit the grant of another Award, either to the same person or otherwise, or impose any obligation to exercise on the participant. All Awards and the terms and conditions thereof shall be set forth in written agreements, in such form and content as approved by the Committee from time to time, and shall be subject to the provisions of the Plan whether or not contained in such agreements. Multiple Awards for a particular person may be set forth in a single written agreement or in multiple agreements, as determined by the Committee, but in all cases each agreement for one or more Awards shall identify each of the Awards thereby represented as a Qualified Option, Non-Qualified Option, Stock Appreciation Right or Restricted Stock, as the case may be.

6. Eligibility. Persons eligible to receive Awards shall be the directors, key officers and other employees of the Corporation and of each Subsidiary, as determined by the Committee; except, however, that non-employee directors may not receive Qualified Options. A person's eligibility to receive an Award shall not confer upon him or her any right to receive an Award. Except as otherwise provided, a person's eligibility to receive, or actual receipt of an Award under the Plan shall not limit or affect his or her benefits under or eligibility to participate in any other incentive or benefit plan or program of the Corporation or any of its affiliates.

7. Qualified Options. In addition to other applicable provisions of the Plan, all Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

         (a) The maximum number of shares of Stock that may be issued by options intended to be Qualified Options shall be 160,000 shares.

         (b) No Qualified Option shall be awarded more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's shareholders, whichever is earlier;

         (c) The time period during which any Qualified Option is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date the Qualified Option is awarded;

          (d) If a participant, who was awarded a Qualified Option, ceases to be employed by the Corporation or any Subsidiary for any reason other than his or her death, the Committee may permit the participant thereafter to exercise the option during its remaining term for a period of not more than three (3) months after cessation of employment to the extent that the Qualified Option was then and remains exercisable, unless such employment cessation was due to the participant's disability, as defined in Section 22(e)(3) of the Code, in which case the three (3) month period shall be twelve (12) months; if the participant dies while employed by the Corporation or a Subsidiary, the Committee may permit the participant's qualified personal representatives, or any persons who acquire the Qualified Option pursuant to his or her Will or laws of descent and distribution, to exercise the Qualified Option during its remaining term for a period of not more than twelve (12) months after the participant's death to the extent that the Qualified Option was then and remains exercisable; the Committee may impose terms and conditions upon and for the exercise of a Qualified Option after the cessation of the participant's employment or his or her death;

         (e) The purchase price of Stock subject to any Qualified Option shall not be less than the Stock's fair market value at the time the Qualified Option is awarded and shall not be less than the Stock's par value; and

         (f) Qualified Options may not be sold, transferred or assigned by the participant except as determined by the Committee or by will or the laws of descent and distribution.

8. Non-Qualified Options. In addition to other applicable provisions of the Plan, all Non-Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

         (a) The time period during which any Non-Qualified Option is exercisable shall not commence before the expiration of six
                  (6) months or continue beyond the expiration of ten (10) years after the date the Non-Qualified Option is awarded;

         (b) If a participant, who was awarded a Non-Qualified Option, ceases to be eligible under the Plan, before lapse or full exercise of the option, the Committee may permit the participant to exercise the option during its remaining term, to the extent that the option was then and remains exercisable, or for such time period and under such terms and conditions as may be prescribed by the Committee;

         (c) The purchase price of a share of Stock subject to any Non-Qualified Option shall not be less than the Stock's par value; and
         (d) Except as otherwise provided by the Committee, Non-Qualified Stock Options granted under the Plan are not transferable except as determined by the Committee or as designated by the participant by will and the laws of descent and distribution.


9. Stock Appreciation Rights. In addition to other applicable provisions of the Plan, all SARs and Awards thereof shall be under and subject to the following terms and conditions:

         (a) SARs may be granted either alone, or in connection with another previously or contemporaneously granted Award (other than another SAR) so as to operate in tandem therewith by having the exercise of one affect the right to exercise the other, as and when the Committee may determine; however, no SAR shall be awarded in connection with a Qualified Option more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's stockholders, whichever date is earlier;

         (b) Each SAR shall entitle the participant to receive upon exercise of the SAR all or a portion of the excess of (i) the fair market value at the time of such exercise of a specified number of shares of Stock as determined by the Committee, over
                  (ii) a specified price as determined by the Committee of such number of shares of Stock that, on a per share basis, is not less than the Stock's fair market value at the time the SAR is awarded, or if the SAR is connected with another Award, such lesser percentage of the Stock purchase price thereunder as may be determined by the Committee;

         (c) Upon exercise of any SAR, the participant shall be paid either in cash or in Stock, or in any combination thereof, as the Committee shall determine; if such payment is to be made in Stock, the number of shares thereof to be issued pursuant to the exercise shall be determined by dividing the amount payable upon exercise by the Stock's fair market value at the time of exercise;

         (d) The time period during which any SAR is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months; however, no SAR connected with another Award shall be exercisable beyond the last date that such other connected Award may be exercised;

         (e) If a participant holding a SAR, before its lapse or full exercise, ceases to be eligible under the Plan, the Committee may permit the participant thereafter to exercise such SAR during its remaining term, to the extent that the SAR was then and remains exercisable, for such time period and under such terms and conditions as may be prescribed by the Committee;

         (f) No SAR shall be awarded in connection with any Qualified Option unless the SAR (i) lapses no later than the expiration date of such connected Option, (ii) is for not more than the difference between the Stock purchase price under such connected Option and the Stock's fair market value at the time the SAR is exercised, (iii) is transferable only when and as such connected Option is transferable and under the same conditions, (iv) may be exercised only when such connected Option may be exercised, and (v) may be exercised only when the Stock's fair market value exceeds the Stock purchase price under such connected Option.

10. Restricted Stock. In addition to other applicable provisions of the Plan, all Restricted Stock and Awards thereof shall be under and subject to the following terms and conditions:

         (a) Restricted Stock shall consist of shares of Stock that may be acquired by and issued to a participant at such time, for such or no purchase price, and under and subject to such transfer, forfeiture and other restrictions, conditions or terms as shall be determined by the Committee, including but not limited to prohibitions against transfer, substantial risks of forfeiture within the meaning of Section 83 of the Code and attainment of performance or other goals, objectives or standards, all for or applicable to such time periods as determined by the Committee;

         (b) Except as otherwise provided in the Plan or the Restricted Stock Award, a participant holding shares of Restricted Stock shall have all the rights as does a holder of Stock, including without limitation the right to vote such shares and receive dividends with respect thereto; however, during the time period of any restrictions, conditions or terms applicable to such Restricted Stock, the shares thereof and the right to vote the same and receive dividends thereon shall not be sold, assigned, transferred, exchanged, pledged, hypothecated, encumbered or otherwise disposed of except as permitted by the Plan or the Restricted Stock Award;

         (c) Each certificate issued for shares of Restricted Stock shall be deposited with the Secretary of the Corporation, or the office thereof, and shall bear a legend in substantially the following form and content:

                           This Certificate and the shares of Stock hereby represented are subject to the provisions of the Corporation's Omnibus Stock Incentive Plan and a certain agreement entered into between the holder and the Corporation pursuant to the Plan. The release of this Certificate and the shares of Stock hereby represented from such provisions shall occur only as provided by the Plan and agreement, a copy of which are on file in the office of the Secretary of the Corporation.

                  Upon the lapse or satisfaction of the restrictions, conditions and terms applicable to the Restricted Stock, a certificate for the shares of Stock free of restrictions and without the legend shall be issued to the participant;

         (d) If a participant's employment with the Corporation or a Subsidiary ceases for any reason prior to the lapse of the restrictions, conditions or terms applicable to his or her Restricted Stock, all of the participant's Restricted Stock still subject to unexpired restrictions, conditions or terms shall be forfeited absolutely by the participant to the Corporation without payment or delivery of any consideration or other thing of value by the Corporation or its affiliates, and thereupon and thereafter neither the participant nor his or her heirs, personal or legal representatives, successors, assigns, beneficiaries, or any claimants under the participant's Will or laws of descent and distribution, shall have any rights or claims to or interests in the forfeited Restricted Stock or any certificates representing shares thereof, or claims against the Corporation or its affiliates with respect thereto.

11. Exercise. Except as otherwise provided in the Plan, Awards may be exercised in whole or in part by giving written notice thereof to the Secretary of the Corporation, or his or her designee, identifying the Award to be exercised, the number of shares of Stock with respect thereto, and other information pertinent to exercise of the Award. The purchase price of the shares of Stock with respect to which an Award is exercised shall be paid with the written notice of exercise, either in cash or in securities of the Corporation, including securities issuable hereunder, at its then current fair market value, or in any combination thereof, as the Committee shall determine. Funds received by the Corporation from the exercise of any Award shall be used for its general corporate purposes.

                  The number of shares of Stock subject to an Award shall be reduced by the number of shares of Stock with respect to which the participant has exercised rights under the Award. If a SAR is awarded in connection with another Award, the number of shares of Stock that may be acquired by the participant under the other connected Award shall be reduced by the number of shares of Stock with respect to which the participant has exercised his or her SAR, and the number of shares of Stock subject to the participant's SAR shall be reduced by the number of shares of Stock acquired by the participant pursuant to the other connected Award.

                  The Committee may permit an acceleration of previously established exercise terms of any Awards as, when, under such facts and circumstances, and subject to such other or further requirements and conditions as the Committee may deem necessary or appropriate.
         In addition:

          (a) if the Corporation or its shareholders execute an agreement to dispose of all or substantially all of the Corporation's assets or stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Corporation's shareholders, immediately before the transaction, will not own at least fifty percent (50%) of the total combined voting power of all classes of voting stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation of the transaction, then any and all outstanding Awards shall immediately become and remain exercisable or, if the transaction is not consummated, until the agreement relating to the transaction expires or is terminated, in which case, all Awards shall be treated as if the agreement was never executed;

          (b) if there is an actual, attempted or threatened change in the ownership of at least twenty-five percent (25%) of all classes of voting stock of the Corporation through the acquisition of, or an offer to acquire such percentage of the Corporation's voting stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board, then any and all outstanding Awards shall immediately become and remain exercisable; or

          (c) if during any period of two (2) consecutive years, the individuals who at the beginning of such period constituted the Board cease, for any reason, to constitute at least a majority of the Board (unless the election of each director of the Board, who was not a director of the Board at the beginning of such period, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) then any and all Awards shall immediately become and remain exercisable.

12. Right of First Refusal. Each written agreement for an Award may contain a provision that requires as a condition to exercising a Qualified Option or a Non Qualified Option that the participant agree prior to selling, transferring or otherwise disposing of any shares of Stock obtained through the exercise of the Award to first offer the shares of Stock to the Corporation for purchase. The terms and conditions of such right of first refusal shall be determined by the Committee in its sole and absolute discretion, provided that the purchase price shall be at least equal to the Stock's fair market value as determined under paragraph 14 below, and shall be subject to all applicable federal and state laws, rules and regulations.

13. Withholding. When a participant exercises a stock option or Stock Appreciation Right awarded under the Plan, the Corporation, in its discretion and as required by law, may require the participant to remit to the Corporation an amount sufficient to satisfy fully any federal, state and other jurisdictions' income and other tax withholding requirements prior to the delivery of any certificates for shares of Stock. At the Committee's discretion, remittance may be made in cash, shares already held by the participant or by the withholding by the Corporation of sufficient shares issuable pursuant to the option to satisfy the participant's withholding obligation.

14. Value. Where used in the Plan, the "fair market value" of Stock or any options or rights with respect thereto, including Awards, shall mean and be determined at the discretion of the Board of Directors if more than one valuation method is available to the Corporation, by (a) the annual valuation performed in connection with the Corporation's KSOP; or (b) the average of the highest and lowest reported sales prices thereof on the principal established domestic securities exchange on which listed, or (c) if not listed, then by the average of the dealer "bid" and "ask" prices thereof on the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), in either case as of the specified or otherwise required or relevant time, or if not traded as of such specified, required or relevant time, then based upon such reported sales or "bid" and "ask" prices before and/or after such time in accordance with pertinent provisions of and principles under the Code and the regulations promulgated thereunder or as valued for the Corporation KSOP.

15. Amendment. To the extent permitted by applicable law, the Board may amend, suspend, or terminate the Plan at any time. The amendment or termination of this Plan shall not, without the consent of the participants, alter or impair any rights or obligations under any Award previously granted hereunder.

                  From time to time, the Committee may rescind, revise and add to any of the terms, conditions and provisions of the Plan or of an Award as necessary, or appropriate to have the Plan and any Awards thereunder be or remain qualified and in compliance with all applicable laws, rules and regulations, and the Committee may delete, omit or waive any of the terms conditions or provisions that are no longer required by reason of changes of applicable laws, rules or regulations, including but not limited to, the provisions of Sections 421 and 422 of the Code, Section 16 of the Securities Exchange Act of 1934, as amended, (the "1934 Act") and the rules and regulations promulgated by the Securities and Exchange Commission. Without limiting the generality of the preceding sentence, each Qualified Option shall be subject to such other and additional terms, conditions and provisions as the Committee may deem necessary or appropriate in order to qualify as a Qualified Option under Section 422 of the Code, including, but not limited to, the following provisions:

         (a) At the time a Qualified Option is awarded, the aggregate fair market value of the Stock subject thereto and of any Stock or other capital stock with respect to which incentive stock options qualifying under Sections 421 and 422 of the Code are exercisable for the first time by the participant during any calendar year under the Plan and any other plans of the Corporation or its affiliates, shall not exceed $100,000.00; and

         (b) No Qualified Option, shall be awarded to any person if, at the time of the Award, the person owns shares of the stock of the Corporation possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its affiliates, unless, at the time the Qualified Option is awarded, the exercise price of the Qualified Option is at least one hundred and ten percent (110%) of the fair market value of the Stock on the date of grant and the option, by its terms, is not exercisable after the expiration of five (5) years from the date it is awarded.

16. Continued Employment. Nothing in the Plan or any Award shall confer upon any participant or other persons any right to continue in the employ of, or maintain any particular relationship with, the Corporation or its affiliates, or limit or affect any rights, powers or privileges that the Corporation or its affiliates may have to supervise, discipline and terminate the participant. However, the Committee may require, as a condition of making and/or exercising any Award, that a participant agree to, and in fact provide services, either as an employee or in another capacity, to or for the Corporation or any Subsidiary for such time period as the Committee may prescribe. The immediately preceding sentence shall not apply to any Qualified Option, to the extent such application would result in disqualification of the option under Sections 421 and 422 of the Code.

17. General Restrictions. If the Committee or Board determines that it is necessary or desirable to: (a) list, register or qualify the Stock subject to the Award, or the Award itself, upon any securities exchange or under any federal or state securities or other laws, (b) obtain the approval of any governmental authority, or (c) enter into an agreement with the participant with respect to disposition of any Stock (including, without limitation, an agreement that, at the time of the participant's exercise of the Award, any Stock thereby acquired is and will be acquired solely for investment purposes and without any intention to sell or distribute the Stock), then such Award shall not be consummated, in whole or in part, unless the listing, registration, qualification, approval or agreement, as the case may be, shall have been appropriately effected or obtained to the satisfaction of the Committee and legal counsel for the Corporation.

18. Rights. Except as otherwise provided in the Plan, participants shall have no rights as a holder of the Stock unless and until one or more certificates for the shares of Stock are issued and delivered to the participant.

19. Adjustments. In the event that the shares of common stock of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of common stock or other securities of the Corporation or of other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of common stock shall be increased through the payment of a stock dividend, stock split or similar transaction, then, there shall be substituted for or added to each share of common stock of the Corporation that was theretofore appropriated, or which thereafter may become subject to an option under the Plan, the number and kind of shares of common stock or other securities into which each outstanding share of the common stock of the Corporation shall be so changed or for which each such share shall be exchanged or to which each such shares shall be entitled, as the case may be. Each outstanding Award shall be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

                  If there shall be any other change in the number or kind of the outstanding shares of the common stock of the Corporation, or of any common stock or other securities in which such common stock shall have been changed, or for which it shall have been exchanged, and if a majority of the disinterested members of the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any Award that was theretofore granted or that may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

                  The grant of an Award under the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

                  Fractional shares resulting from any adjustment in Awards pursuant to this Section 19 may be settled as a majority of the members of the Board of Directors or of the Committee, as the case may be, shall determine.

                  To the extent that the foregoing adjustments relate to common stock or securities of the Corporation, such adjustments shall be made by a majority of the members of the Board or of the Committee, as the case may be, whose determination in that respect shall be final, binding and conclusive. The Corporation shall give notice of any adjustment to each holder of an Award that is so adjusted.

20. Forfeiture. Notwithstanding anything to the contrary in this Plan, if the Committee finds, after full consideration of the facts presented on behalf of the Corporation and the involved participant, that he or she has been engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of his or her employment by the Corporation or by any Subsidiary and such action has damaged the Corporation or the Subsidiary, as the case may be, or that the participant has disclosed trade secrets of the Corporation or its affiliates, the participant shall forfeit all rights under and to all unexercised Awards, and under and to all exercised Awards under which the Corporation has not yet delivered payment or certificates for shares of Stock (as the case may be), all of which Awards and rights shall be automatically canceled. The decision of the Committee as to the cause of the participant's discharge from employment with the Corporation or any Subsidiary and the damage thereby suffered shall be final for purposes of the Plan, but shall not affect the finality of the participant's discharge by the Corporation or Subsidiary for any other purposes. The preceding provisions of this paragraph shall not apply to any Qualified Option to the extent such application would result in disqualification of the option as an incentive stock option under Sections 421 and 422 of the Code.

21. Indemnification. In and with respect to the administration of the Plan, the Corporation shall indemnify each member of the Committee and/or of the Board, each of whom shall be entitled, without further action on his or her part, to indemnification from the Corporation for all damages, losses, judgments, settlement amounts, punitive damages, excise taxes, fines, penalties, costs and expenses (including without limitation attorneys' fees and disbursements) incurred by the member in connection with any threatened, pending or completed action, suit or other proceedings of any nature, whether civil, administrative, investigative or criminal, whether formal or informal, and whether by or in the right or name of the Corporation, any class of its security holders, or otherwise, in which the member may be or may have been involved, as a party or otherwise, by reason of his or her being or having been a member of the Committee and/or of the Board, whether or not he or she continues to be a member of the Committee or of the Board. The provisions, protection and benefits of this Section shall apply and exist to the fullest extent permitted by applicable law to and for the benefit of all present and future members of the Committee and/or of the Board and their respective heirs, personal and legal representatives, successors and assigns, in addition to all other rights that they may have as a matter of law, by contract, or otherwise, except (a) to the extent there is entitlement to insurance proceeds under insurance coverages provided by the Corporation on account of the same matter or proceeding for which indemnification hereunder is claimed, or (b) to the extent there is entitlement to indemnification from the Corporation, other than under this Section, on account of the same matter or proceeding for which indemnification hereunder is claimed.

22. Taxes. The issuance of shares of Common Stock under the Plan shall be subject to any applicable taxes or other laws or regulations of the United States of America and any state or local authority having jurisdiction there over.

23.      Miscellaneous.

          (a) Any reference contained in this Plan to particular section or provision of law, rule or regulation, including but not limited to the Code and the 1934 Act, shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Section 16 and the rules and regulations promulgated thereunder, or any successor rules and regulations that may be promulgated by the Securities and Exchange Commission, and to the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law and deemed advisable by the Committee.

          (b) Where used in this Plan: the plural shall include the singular, and unless the context otherwise clearly requires, the singular shall include the plural; and the term "affiliates" shall mean each and every Subsidiary and any parent of the Corporation.

          (c) The captions of the numbered Sections contained in this Plan are for convenience only, and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan.

                             - - - - - - - - - - - -
                                       END
                             - - - - - - - - - - - -

                                NSD BANCORP, INC.
                                      PROXY

           Annual Meeting of Shareholders to be held on April 27, 2004 This Proxy is solicited on behalf of the Board of Directors

         The undersigned, as a holder of common stock of NSD Bancorp, Inc. (the "Corporation"), hereby constitutes and appoints William R. Baierl, David J. Malone and Arthur J. Rooney, II and each or any of them, proxy holders of the undersigned, with full power of substitution and to act without the other, to vote all of the shares of the Corporation that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held in the Ballroom of the Holiday Inn, 4859 McKnight Road, Pittsburgh, Pennsylvania 15237 on April 27, 2004, commencing at 3:00 p.m., prevailing time, and at any adjournment or postponement thereof, as indicated upon the matters described in the proxy statement.

           PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK.

                                    I plan to attend the meeting [   ]

1.  ELECTION OF FIVE (5) DIRECTORS OF THE CORPORATION FOR TWO (2)
    YEAR TERMS:


Nominees:
---------
Nicholas C. Geanopulos       Gus P. Georgiadis          Andrew W. Hasley

                             Charles S. Lenzner         Kenneth L. Rall

   [    ]  FOR all nominees                   [    ]   WITHHOLD AUTHORITY
           listed above (except                        to vote for all nominees
           as marked to the contrary below)*           listed above

   The Board of Directors recommends a vote FOR all nominees.

*Instruction: To withhold authority to vote for any individual nominee(s), write that nominee's name(s) on the space provided below:
================================================================================

2. RATIFICATION OF THE SELECTION OF S.R. Snodgrass, A.C., CERTIFIED PUBLIC ACCOUNTANTS, AS THE INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2004.

    [    ]  FOR                [    ]  AGAINST           [    ] ABSTAIN

    The Board of Directors recommends a vote FOR this proposal.

3. APPROVAL OF AND ADOPTION OF THE NSD BANCORP, INC. 2004 OMNIBUS STOCK INCENTIVE PLAN.

    [    ]  FOR                [    ]  AGAINST           [    ] ABSTAIN

    The Board of Directors recommends a vote FOR this proposal.

4. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

This proxy, when properly signed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR all nominees and FOR each proposal.

                                     Dated:                   , 2004
                                            ------------------

                                     -----------------------------
                                     Signature of Shareholder

                                     -----------------------------
                                     Signature of Shareholder


Number of Shares Held of Record
on March 16, 2004:  3,199,636
                    ---------

         This proxy must be dated, signed by the shareholder(s) and returned promptly to the Corporation in the enclosed envelope. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one trustee, all should sign. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person. If you receive more than one proxy card, please date and sign each card and return all proxy cards in the enclosed envelope.

            THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.